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                                                                  EXECUTION COPY


                        RECONSTITUTED SERVICING AGREEMENT

                  THIS RECONSTITUTED SERVICING AGREEMENT (this "Agreement"), entered into as of the 1st day of July, 2005, by and between LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation (the "Seller" or "Lehman Brothers Holdings"), COUNTRYWIDE HOME LOANS SERVICING LP, a Texas limited partnership (the "Servicer"), a wholly owned subsidiary of COUNTRYWIDE HOME LOANS, INC., a New York corporation ("Countrywide"), and acknowledged by AURORA LOAN SERVICES LLC, a Delaware limited liability company ("Aurora"), and U.S. BANK NATIONAL ASSOCIATION (the "Trustee"), recites and provides as follows:

                                    RECITALS

                  WHEREAS, Lehman Brothers Bank, FSB (the "Bank") acquired certain fixed and adjustable rate, conventional, first lien, residential mortgage loans from Countrywide Home Loans, Inc. pursuant to the Flow Seller's Warranties and Servicing Agreement between the Seller and Countrywide Home Loans, Inc., dated as of June 1, 2004 for Conventional Residential Fixed Rate Mortgage Loans (the "SWSA") attached hereto as Exhibit B and such Mortgage Loans are being serviced on behalf of Countrywide Home Loans, Inc. by the Servicer.

                  WHEREAS, pursuant to an Assignment and Assumption Agreement, dated July 1, 2005 (the "Assignment and Assumption Agreement") annexed as Exhibit C hereto, the Seller acquired from the Bank all of the Bank's right, title and interest in and to the mortgage loans currently serviced under the SWSA and assumed for the benefit of each of the Servicer and the Bank the rights and obligations of the Bank as owner of such mortgage loans pursuant to the SWSA.

                  WHEREAS, the Seller has conveyed the mortgage loans identified on Exhibit D hereto (the "Serviced Mortgage Loans") to Structured Asset Securities Corporation, a Delaware special purpose corporation ("SASCO"), which in turn has conveyed the Serviced Mortgage Loans to the Trustee, pursuant to a trust agreement, dated as of July 1, 2005 (the "Trust Agreement"), among the Trustee, Aurora, as master servicer ("Aurora," and, together with any successor master servicer appointed pursuant to the provisions of the Trust Agreement, the "Master Servicer") and SASCO.

                  WHEREAS, the Serviced Mortgage Loans are currently being serviced by the Servicer pursuant to the SWSA.

                  WHEREAS, the Seller desires that the Servicer continue to service the Serviced Mortgage Loans, and the Servicer has agreed to do so, subject to the rights of the Seller and the Master Servicer to terminate the rights and obligations of the Servicer hereunder as set forth herein and to the other conditions set forth herein.

                  WHEREAS, the Seller and the Servicer agree that the provisions of the SWSA shall apply to the Serviced Mortgage Loans, but only to the extent provided herein and that this Agreement shall govern the Serviced Mortgage Loans for so long as such Serviced Mortgage Loans remain subject to the provisions of the Trust Agreement.

                  WHEREAS, the Master Servicer and any successor master servicer shall be obligated, among other things, to supervise the servicing of the Serviced Mortgage Loans on behalf of the Trustee, and shall have the right, under certain circumstances, to terminate the rights and obligations of the Servicer under this Agreement.

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                  WHEREAS, the Seller and the Servicer intend that each of the
Master Servicer and the Trustee is an intended third party beneficiary of this Agreement.

                  NOW, THEREFORE, in consideration of the mutual agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Seller and the Servicer hereby agree as follows:

                                    AGREEMENT

         1. Definitions. Capitalized terms used and not defined in this Agreement, including Exhibit A hereto and any provisions of the SWSA incorporated by reference herein (regardless of whether such terms are defined in the SWSA), shall have the meanings ascribed to such terms in the Trust Agreement.

         2. Custodianship. The parties hereto acknowledge that U.S. Bank National Association will act as custodian of the Servicing Files for the Trustee pursuant to a Custodial Agreement, dated July 1, 2005, between U.S. Bank National Association and the Trustee.

         3. Servicing. The Servicer agrees, with respect to the Serviced Mortgage Loans, to perform and observe the duties, responsibilities and obligations that are to be performed and observed under the provisions of the SWSA, except as otherwise provided herein and on Exhibit A hereto, and the parties hereto agree that the provisions of the SWSA, as so modified, are and shall be a part of this Agreement to the same extent as if set forth herein in full.

         4. Trust Cut-off Date. The parties hereto acknowledge that by operation of Section 4.05 and Section 5.01 of the SWSA, the remittance on August 18, 2005 to the Trust Fund is to include principal due after July 1, 2005 (the "Trust Cut-off Date") plus interest, at the Mortgage Loan Remittance Rate collected during the related Due Period exclusive of any portion thereof allocable to a period prior to the Trust Cut-off Date, with the adjustments specified in clauses (b), (c) and (d) of Section 5.01 of the SWSA.

         5. Master Servicing; Termination of Servicer. The Servicer, including any successor servicer hereunder, shall be subject to the supervision of the Master Servicer, which Master Servicer shall be obligated to ensure that the Servicer services the Serviced Mortgage Loans in accordance with the provisions of this Agreement. The Master Servicer, acting on behalf of the Trustee and the SARM 2005-16XS Trust Fund (the "Trust Fund") created pursuant to the Trust Agreement, shall have the same rights as the Seller under the SWSA to enforce the obligations of the Servicer under the SWSA and the term "Purchaser" as used in the SWSA in connection with any rights of the Purchaser shall refer to the Trust Fund or, as the context requires, the Master Servicer acting in its capacity as agent for the Trust Fund, except as otherwise specified in Exhibit A hereto. The Master Servicer shall be entitled to terminate the rights and obligations of the Servicer under this Agreement upon the failure of the Servicer to perform any of its obligations under this Agreement, which failure results in an Event of Default as provided in Section 10.01 of the SWSA. Notwithstanding anything herein to the contrary, in no event shall the Master Servicer assume any of the obligations of the Seller under the SWSA and in connection with the performance of the Master Servicer's duties hereunder the parties and other signatories hereto agree that the Master Servicer shall be entitled to all of the rights, protections and limitations of liability afforded to the Master Servicer under the Trust Agreement.

         6. No Representations. Neither Countrywide nor the Servicer nor the Master Servicer shall be obligated or required to make any representations and warranties regarding the characteristics of the Serviced Mortgage Loans (other than those representations and warranties made by Countrywide in Section 3.02 of the SWSA as of the date of the sale from Countrywide to the Bank) in connection with the transactions contemplated by the Trust Agreement and issuance of the Certificates issued pursuant thereto.

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         7. Notices. All notices and communications between or among the parties hereto (including any third party beneficiary thereof) or required to be provided to the Trustee shall be in writing and shall be deemed received or given when mailed first-class mail, postage prepaid, addressed to each other party at its address specified below or, if sent by facsimile or electronic mail, when facsimile or electronic confirmation of receipt by the recipient is received by the sender of such notice. Each party may designate to the other parties in writing, from time to time, other addresses to which notices and communications hereunder shall be sent.

                  All notices required to be delivered to the Master Servicer under this Agreement shall be delivered to the Master Servicer at the following address:

                  Aurora Loan Services LLC
                  327 Inverness Drive South
                  Englewood, CO  80112
                  Mail Stop Code - 3195
                  Attn: E. Todd Whittemore - Master Servicing
                        SARM 2005-16XS
                  Tel:  720-945-3422

                  All remittances required to be made to the Master Servicer under this Agreement shall be made on a scheduled/scheduled basis to the following wire account:

                  JPMorgan Chase Bank, N.A.
                  New York, New York
                  ABA#:  021-000-021
                  Account Name: Aurora Loan Services LLC,
                                Master Servicing Payment Clearing Account
                  Account Number: 066-611059
                  Beneficiary: Aurora Loan Services LLC
                  For further credit to: SARM 2005-16XS

                  All notices required to be delivered to the Trustee hereunder shall be delivered to the Trustee at the following address:

                  U.S. Bank National Association
                  1 Federal Street
                  Boston, M.A. 02110
                  Attention: Corporate Trust Services
                  Telephone: (617) 603-6406
                  Telecopier: (617) 603-6337


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                  All notices required to be delivered to the Seller hereunder shall be delivered to the Seller, at the following address:

                  Lehman Brothers Holdings Inc.
                  745 Seventh Avenue, 7th Floor
                  New York, New York 10019
                  Attention: Leslee Gelber
                  Telephone: (212) 526-5861
                  E-mail: lgelber@lehman.com

                  With a copy to:
                  Dechert, LLP
                  4000 Bell Atlantic Tower
                  1717 Arch Street
                  Philadelphia, PA 19103
                  Attention: Steven J. Molitor, Esq.

                  All notices required to be delivered to the Servicer hereunder shall be delivered to its office at the address for notices as set forth in the SWSA.

         8. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NOTWITHSTANDING NEW YORK OR OTHER CHOICE OF LAW RULES TO THE CONTRARY.

         9. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

         10. NIMS Insurer. In addition to the terms and conditions set forth in this Agreement, any and all rights of the Master Servicer and Trustee to receive notices from the Servicer pursuant to this Agreement shall hereby be equally granted to the NIMS Insurer. The Master Servicer or the Trustee shall notify the Servicer in writing of the name and address of the NIMS insurer and the name and telephone number of the appropriate contact employee of the NIMS Insurer. For any and all obligations of the Servicer to obtain consent from the Master Servicer and the Trustee pursuant to this Agreement, the Servicer must also obtain such consent from the NIMS Insurer. Notwithstanding any other provision in this Agreement, the Trust Fund shall hold harmless and indemnify the Servicer for any failure of the NIMS Insurer to comply with the provisions of this Agreement. Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the NIMS Insurer receive the benefit of the provisions of this Agreement as an intended third party beneficiary of this Agreement to the extent of such provisions. The Servicer shall have the same obligations to the NIMS Insurer as if it was a party to this Agreement, and the NIMS Insurer shall have the same rights and remedies to enforce the provisions of this Agreement as if it was a party to this Agreement. The parties hereto agree to cooperate in good faith to amend this Agreement in accordance with the terms hereof to include such other provisions as may be reasonably requested by the NIMS Insurer. Notwithstanding the foregoing, all rights of the NIMS Insurer set forth in this Agreement shall exist only so long as the NIM Securities issued pursuant to the NIMS Transaction remain outstanding or the NIMS Insurer is owed amounts in respect of its guarantee of payment on such NIM Securities.

                  NIM Security shall mean any net interest margin security issued by an owner trust or special purpose entity that is holding all rights, title and interest in and to the Class X Certificates issued by the Trust Fund.

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                  NIMS Insurer shall mean collectively, any insurance companies issuing a financial guaranty insurance policy covering certain payments to be made on NIM Securities pursuant to a NIMS Transaction.

                  NIMS Transaction shall mean any transaction in which NIM Securities are secured, in part, by the payments on the Class X Certificates issued by the Trust Fund.

         11. Distressed Mortgage Loans. The NIMS Insurer may, at its option, purchase a Distressed Mortgage Loan; provided, however, prior to any such purchase, the Servicer shall be required to continue to make Monthly Advances with respect to such Distressed Mortgage Loans, to the extent required by the applicable servicing provisions in the SWSA. Any such purchase shall be accomplished by: (A) remittance to the Master Servicer of the Purchase Price (as defined in the Trust Agreement) for the Distressed Mortgage Loan for deposit into the Collection Account established by the Master Servicer pursuant to the Trust Agreement, and (B) the NIMS Insurer's (i) acknowledgment and agreement to retain Servicer, as the servicer for any such purchased Distressed Mortgage Loan, to service such Distressed Mortgage Loan pursuant to the provisions of the SWSA, and (ii) assumption, for the benefit of the Servicer, the rights and obligations of the Trust Fund as owner of such purchased Distressed Mortgage Loans pursuant to the SWSA. The Trustee and the Servicer shall immediately effectuate the conveyance of the purchased Distressed Mortgage Loans to the NIMS Insurer exercising the purchase option, including prompt delivery of the Servicing File and all related documentation to the applicable NIMS Insurer. A Distressed Mortgage Loan is as of any Determination Date a Mortgage Loan that is delinquent in payment for a period of ninety (90) days or more, without giving effect to any grace period permitted by the related Mortgage Loan, or for which the Servicer or Trustee has accepted a deed in lieu of foreclosure.

                      [SIGNATURE PAGES IMMEDIATELY FOLLOW]

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                  Executed as of the day and year first above written.

                              LEHMAN BROTHERS HOLDINGS INC.,
                              as Seller


                              By:_____________________________________________
                              Name:  Ellen Kiernan
                              Title: Authorized Signatory


                              COUNTRYWIDE HOME LOANS SERVICING LP,
                              as Servicer

                              By: Countrywide GP, Inc., its General Partner

                              By:_____________________________________________
                              Name:
                              Title:


                              COUNTRYWIDE HOME LOANS, INC.

                              By:_____________________________________________
                              Name:
                              Title:
Acknowledged:

AURORA LOAN SERVICES LLC,
as Master Servicer

By:_______________________________________
     Name:  E. Todd Whittemore
     Title  Executive Vice President


U.S. BANK NATIONAL ASSOCIATION as Trustee

By:_______________________________________
     Name:
     Title:

                                    EXHIBIT A

                            Modifications to the SWSA

1. Unless otherwise specified herein, any provisions of the SWSA, including definitions, relating to (i) representations and warranties relating to the Mortgage Loans and not relating to the servicing of the Mortgage Loans,
     (ii) Mortgage Loan repurchase obligations, (iii) Whole Loan and Pass-Through Transfers and Reconstitution, and (iv) Assignments of Mortgage, shall be disregarded for purposes relating to this Agreement. The exhibits to the SWSA and all references to such exhibits shall also be disregarded.

2. The definition of "Eligible Investments" in Article I is hereby amended in its entirety to read as follows:

         Eligible Investments: Any one or more of the obligations and securities listed below which investment provides for a date of maturity not later than the Determination Date in each month:

            (i) direct obligations of, and obligations fully guaranteed as to timely payment of principal and interest by, the United States of America or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America ("Direct Obligations");

            (ii) federal funds, or demand and time deposits in, certificates of deposits of, or bankers' acceptances issued by, any depository institution or trust company (including U.S. subsidiaries of foreign depositories and the Trustee or any agent of the Trustee, acting in its respective commercial capacity) incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities, so long as at the time of investment or the contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt or deposit obligations of such holding company or deposit institution, as the case may be) have been rated by each Rating Agency in its highest short-term rating category or one of its two highest long-term rating categories;

            (iii) repurchase agreements collateralized by Direct Obligations or securities guaranteed by Ginnie Mae, Fannie Mae or Freddie Mac with any registered broker/dealer subject to Securities Investors' Protection Corporation jurisdiction or any commercial bank insured by the FDIC, if such broker/dealer or bank has an uninsured, unsecured and unguaranteed obligation rated by each Rating Agency in its highest short-term rating category;

            (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, at least equal to one of the two highest long-term credit rating categories of each Rating Agency; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the sum of the aggregate principal balance of the Mortgage Loans; provided, further, that such securities will not be Eligible Investments if they are published as being under review with negative implications from any Rating Agency;

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            (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 180 days after the date of issuance thereof) rated by each Rating Agency in its highest short-term rating category;

            (vi) a Qualified GIC;

            (vii) certificates or receipts representing direct ownership interests in future interest or principal payments on obligations of the United States of America or its agencies or instrumentalities (which obligations are backed by the full faith and credit of the United States of America) held by a custodian in safekeeping on behalf of the holders of such receipts; and

            (viii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security or investment, (A) rated in the highest rating category by each Rating Agency or (B) that would not adversely affect the then current rating by each Rating Agency of any of the Certificates. Such investments in this subsection (viii) may include money market mutual funds or common trust funds, including any fund for which the Trustee, the Master Servicer or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent, and/or custodian or subcustodian, notwithstanding that (x) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (y) the Trustee, the Master Servicer or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (z) services performed for such funds and pursuant to this Agreement may converge at any time; provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

3. A definition of "Ginnie Mae" is hereby added to Article I to immediately follow the definition of "Freddie Mac," to read as follows:

         Ginnie Mae: The Government National Mortgage Association, or any successor thereto.

4. The definition of "Mortgage Loan" is hereby amended and restated in its entirety to read as follows:

         Mortgage Loan: An individual servicing retained Mortgage Loan which has been purchased from the Company by Lehman Brothers Bank, FSB and is subject to this Agreement being identified on the Mortgage Loan Schedule to this Agreement, which Mortgage Loan includes without limitation the Mortgage Loan documents, the monthly reports, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition Proceeds and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

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5.   The definition of "Mortgage Loan Schedule" is hereby amended and restated
     in its entirety to read as follows:

         Mortgage Loan Schedule: The schedule of Mortgage Loans attached as Exhibit D to this Agreement setting forth certain information with respect to the Mortgage Loans purchased from the Servicer by Lehman Brothers Bank, FSB pursuant to the SWSA.

6. The definition of "Qualified Depository" is hereby amended and restated in its entirety to read as follows:

         Qualified Depository: Any of (i) a federal or state-chartered depository institution the accounts of which are insured by the FDIC and whose commercial paper, short-term debt obligations or other short-term deposits are rated at least "A-1+" by Standard & Poor's if the deposits are to be held in the account for less than 30 days, or whose long-term unsecured debt obligations are rated at least "AA-" by Standard & Poor's if the deposits are to be held in the account for more than 30 days, or (ii) the corporate trust department of a federal or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the Code of Federal Regulations Section 9.10(b), which, in either case, has corporate trust powers, acting in its fiduciary capacity, or (iii) Lehman Brothers Bank, F.S.B., a federal savings bank.

7. A new definition of "Qualified GIC" is hereby added to Article I to immediately follow the definition of "Qualified Depository", to read as follows:

         Qualified GIC: A guaranteed investment contract or surety bond providing for the investment of funds in the Custodial Account and insuring a minimum, fixed or floating rate of return on investments of such funds, which contract or surety bond shall:

         (a) be an obligation of an insurance company or other corporation whose long-term debt is rated by each Rating Agency in one of its two highest rating categories or, if such insurance company has no long-term debt, whose claims paying ability is rated by each Rating Agency in one of its two highest rating categories, and whose short-term debt is rated by each Rating Agency in its highest rating category;

         (b) provide that the Servicer may exercise all of the rights under such contract or surety bond without the necessity of taking any action by any other Person;

         (c) provide that if at any time the then current credit standing of the obligor under such guaranteed investment contract is such that continued investment pursuant to such contract of funds would result in a downgrading of any rating of the Servicer, the Servicer shall terminate such contract without penalty and be entitled to the return of all funds previously invested thereunder, together with accrued interest thereon at the interest rate provided under such contract to the date of delivery of such funds to the Trustee;

         (d) provide that the Servicer's interest therein shall be transferable to any successor Servicer or the Master Servicer hereunder; and

         (e) provide that the funds reinvested thereunder and accrued interest thereon be returnable to the Custodial Account, as the case may be, not later than the Business Day prior to any Determination Date.

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8.   The parties acknowledge that the fourth paragraph of Section 2.02 (Books and Records; Transfers of Mortgage Loans) shall be inapplicable to this Agreement.

9. The parties acknowledge that Section 2.03 (Delivery of Documents) shall be superseded by the provisions of the Custodial Agreement.

10. Section 3.01(c) (No Conflicts) is hereby amended by deleting the words "the acquisition of the Mortgage Loans by the Company, the sale of the Mortgage Loans to the Purchaser".

11. Section 3.01(f) (Ability to Perform) is hereby amended by deleting the second sentence thereof.

12. Section 3.01(h) (No Consent Required) is hereby amended by deleting the words "or the sale of the Mortgage Loans".

13.  Section 3.01(i) (Selection Process), Section 3.01(j) (Pool
     Characteristics), Section 3.01(l) (Sale Treatment), Section 3.01(n) (No Brokers' Fees) and Section 3.01 (o) (Origination) shall be inapplicable to this Agreement.

14. Four new paragraphs are hereby added at the end of Section 3.01 (Company Representations and Warranties) to read as follows:

            It is understood and agreed that the representations and warranties set forth in Section 3.01 (a) through (h) and (k) are hereby restated as of the Closing Date and shall survive the engagement of the Company to perform the servicing responsibilities hereunder and the delivery of the Servicing Files to the Company and shall inure to the benefit of the Trustee, the Trust Fund and the Master Servicer. Upon discovery by either the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Mortgage Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property or the interest of the Trustee or the Trust Fund, the party discovering such breach shall give prompt written notice to the other.

            Within 60 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty set forth in
         Section 3.01 which materially and adversely affects the ability of the Company to perform its duties and obligations under this Agreement or otherwise materially and adversely affects the value of the Loans, the Mortgaged Property or the priority of the security interest on such Mortgaged Property, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Master Servicer's option, assign the Company's rights and obligations under this Agreement (or respecting the affected Mortgage Loans) to a successor servicer selected by the Master Servicer with the prior consent and approval of the Trustee. Such assignment shall be made in accordance with Section 12.01.

            In addition, the Company shall indemnify (from its own funds) the Trustee, the Trust Fund and Master Servicer and hold each of them harmless against any costs resulting from any claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company's representations and warranties contained in this Agreement. It is understood and agreed that the remedies set forth in this Section
         3.01 constitute the sole remedies of the Master Servicer, the Trust Fund and the Trustee respecting a breach of the foregoing representations and warranties.

            Any cause of action against the Company relating to or arising out of the breach of any representations and warranties made in Section
         3.01 shall accrue upon (i) discovery of such breach by the Company or notice thereof by the Trustee or Master Servicer to the Company, (ii) failure by the Company to cure such breach within the applicable cure period, and (iii) demand upon the Company by the Trustee or the Master Servicer for compliance with this Agreement.

15.  Section 4.01 (Company to Act as Servicer) is hereby amended as follows:

         (i) by deleting the first sentence of the second paragraph of such section and replacing it with the following:

            Consistent with the terms of this Agreement, the Company may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of any such term or in any manner grant indulgence to any Mortgagor if in the Company's reasonable and prudent determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser, provided, however, that unless the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Company, imminent, the Company shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, forgive the payment of principal or interest, reduce or increase the outstanding principal balance (except for actual payments of principal) or change the final maturity date on such Mortgage Loan.

         (ii) by adding the following to the end of the second paragraph of such section:

         Promptly after the execution of any assumption, modification, consolidation or extension of any Mortgage Loan, the Company shall forward to the Master Servicer copies of any documents evidencing such assumption, modification, consolidation or extension. Notwithstanding anything to the contrary contained in this Agreement, the Company shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan that would cause any REMIC created under the Trust Agreement to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.

16. Section 4.04 (Establishment of and Deposits to Custodial Account) is hereby amended as follows:

            the words "in trust for the Purchaser of Conventional Residential Conventional Residential Mortgage Loans, and various Mortgagors" in the fourth and fifth lines of the first sentence of the first paragraph shall be replaced by the following: "in trust for SARM 2005-16XS Trust Fund and various Mortgagors".

17. Section 4.05 (Permitted Withdrawals From Custodial Account) is hereby amended by replacing the words from the word "Purchaser" in the sixth line of clause (ii) to the end of such clause (ii) with the following:

            the Trust Fund; provided however, that in the event that the Company determines in good faith that any unreimbursed Monthly Advances will not be recoverable from amounts representing late recoveries of payments of principal or interest respecting the particular Mortgage Loan as to which such Monthly Advance was made or from Liquidation Proceeds or Insurance Proceeds with respect to such Mortgage Loan, the Company may reimburse itself for such amounts from the Custodial Account, it being understood, in the case of any such reimbursement, that the Company's right thereto shall be prior to the rights of the Trust Fund;

18. Section 4.06 (Establishment of and Deposits to Escrow Account) shall be amended by deleting the words "Purchaser of Conventional Residential Mortgage Loans, and various Mortgagors" in the fifth line of the first sentence of the first paragraph, and replacing it with the following:

         "in trust for SARM 2005-16XS Trust Fund and various Mortgagors."

19. Section 4.15 (Maintenance of LPMI Policy; Claims) is hereby amended by adding the following sentence to the end of paragraph (a):

         The Servicer will notify the Master Servicer or Lehman Brothers Holdings in the event that the LPMI Policy is terminated.

20. Section 4.16 (Title, Management and Disposition of REO Property) is hereby amended by (i) replacing the reference to "one year" in the seventh line of the third paragraph thereof with "three years" and (ii) adding two new paragraphs after the fourth paragraph thereof to read as follows:

         In the event that the Trust Fund acquires any REO Property in connection with a default or imminent default on a Mortgage Loan, the Company shall dispose of such REO Property not later than the end of the third taxable year after the year of its acquisition by the Trust Fund unless the Company has applied for and received a grant of extension from the Internal Revenue Service to the effect that, under the REMIC Provisions and any relevant proposed legislation and under applicable state law, the applicable Trust REMIC may hold REO Property for a longer period without adversely affecting the REMIC status of such REMIC or causing the imposition of a federal or state tax upon such REMIC. If the Company has received such an extension, then the Company shall continue to attempt to sell the REO Property for its fair market value for such period longer than three years as such extension permits (the "Extended Period"). If the Company has not received such an extension and the Company is unable to sell the REO Property within the period ending 3 months before the end of such third taxable year after its acquisition by the Trust Fund or if the Company has received such an extension, and the Company is unable to sell the REO Property within the period ending three months before the close of the Extended Period, the Company shall, before the end of the three year period or the Extended Period, as applicable, (i) purchase such REO Property at a price equal to the REO Property's fair market value or (ii) auction the REO Property to the highest bidder (which may be the Company) in an auction reasonably designed to produce a fair price prior to the expiration of the three-year period or the Extended Period, as the case may be. The Trustee shall sign any document or take any other action reasonably requested by the Company which would enable the Company, on behalf of the Trust Fund, to request such grant of extension.

         Notwithstanding any other provisions of this Agreement, no REO Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used or held by or on behalf of the Trust Fund in such a manner, pursuant to any terms or for a period that would: (i) cause such REO Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) result in the imposition of any tax upon any REMIC included in the Trust Fund.

         (iii) replacing the word "advances" in the sixth line of the fifth paragraph thereof with "Monthly Advances", and (iv) by adding the following to the end of such Section:

         Prior to acceptance by the Company of an offer to sell any REO Property, the Company shall notify the Master Servicer of such offer in writing which notification shall set forth all material terms of said offer (each a "Notice of Sale"). The Master Servicer shall be deemed to have approved the sale of any REO Property unless the Master Servicer notifies the Company in writing, within five (5) days after its receipt of the related Notice of Sale, that it disapproves of the related sale, in which case the Company shall not proceed with such sale.

21. Section 5.01 (Remittances) is hereby amended by adding the following after the second paragraph of such Section:

            All remittances required to be made to the Master Servicer shall be made to the following wire account or to such other account as may be specified by the Master Servicer from time to time:

            JPMorgan Chase Bank, N.A.
            New York, New York
            ABA #: 021-000-021
            Account Name: Aurora Loan Services LLC
            Master Servicing Payment Clearing Account
            Account Number: 066-611059
            Beneficiary: Aurora Loan Services LLC
            For further credit to: Aurora Loan Services 2005-16XS

22. Section 5.02 (Statements to Purchaser) is hereby amended in its entirety to read as follows:

         Section 5.02 Statements to Master Servicer.

            The Company shall deliver or cause to be delivered to the Master Servicer executed copies of the custodial and escrow account letter agreements pursuant to Sections 4.04 and 4.06 within 30 days of the Closing Date.

            Not later than the tenth calendar day of each month, the Company shall furnish to the Master Servicer an electronic file providing loan level accounting data for the period ending on the last Business Day of the preceding month in the format mutually agreed to between the Company and the Master Servicer. The information required by Exhibit E-1 and Exhibit E-2 is limited to that which is readily available to the Company and is mutually agreed to by the Company and Master Servicer.

23. Section 9.01 (Indemnification; Third Party Claims) is hereby amended in its entirety to read as follows:

            The Company shall indemnify the Trust Fund, the Trustee and the Master Servicer and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that any of such parties may sustain in any way related to the failure of the Company to perform its duties and service the Mortgage Loans in strict compliance with the terms of this Agreement. The Company immediately shall notify the Purchaser, the Master Servicer and the Trustee or any other relevant party if a claim is made by a third party with respect to this Agreement or the Mortgage

         Loans, assume (with the prior written consent of the indemnified party) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or any of such parties in respect of such claim. The Company shall follow any written instructions received from the Trustee in connection with such claim. The Trustee from the assets of the Trust Fund promptly shall reimburse the Company for all amounts advanced by it pursuant to the preceding sentence except when the claim is in any way related to the Company's indemnification pursuant to Section 6.02, or the failure of the Company to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement.

            The Trust Fund shall indemnify the Company and hold it harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and any other costs, fees and expenses that the Company may sustain in any way related to the failure of the Trustee or the Master Servicer to perform its duties in compliance with the terms of this Agreement.

            In the event a dispute arises between an indemnified party and the Company with respect to any of the rights and obligations of the parties pursuant to this Agreement and such dispute is adjudicated in a court of law, by an arbitration panel or any other judicial process, then the losing party shall indemnify and reimburse the winning party for all attorney's fees and other costs and expenses related to the adjudication of said dispute.

24. Section 9.03 (Limitation on Liability of Company and Others) is hereby amended in its entirety to read as follows:

            Neither the Company nor any of the directors, officers, employees or agents of the Company shall be under any liability to the Master Servicer, the NIMS Insurer, the Trustee, the Trust Fund or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or any such person against any liability that would otherwise be imposed for its disregard for, or failure to perform its obligations and duties under this Agreement, or by reason of any breach of the terms and conditions of this Agreement. The Company and any director, officer, employee or agent of the Company shall be entitled to indemnification by the Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Trust Agreement, or the Certificates other than any loss, liability or expense incurred by reason of its disregard for, or failure to perform its obligations and duties hereunder. The Company and any director, officer, employee or agent of the Company may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Company shall be under no obligation to appear in, prosecute or defend any legal action that is not incidental to its duties to service the Mortgage Loans in accordance with this Agreement and that in its opinion may involve it in any expenses or liability; provided, however, that the Company may in its sole discretion undertake any such action that it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund and the Company shall be entitled to be reimbursed therefor out of the Custodial Account it maintains as provided by
         Section 4.05.

25.  Section 10.01 (Events of Default) is hereby amended by:

         (a)  changing any reference to "Purchaser" to "Master Servicer"; and

         (b) amending subclause (vii) as follows: "the Company at any time is neither a Fannie Mae or Freddie Mac approved servicer, and the Master Servicer has not terminated the rights and obligations of the Company under this Agreement and replaced the Company with a Fannie Mae or Freddie Mac approved servicer within 30 days of the absence of such approval; or".

26. Section 10.02 (Waiver of Defaults) is hereby amended by changing the reference to "Purchaser" to "Master Servicer".

27. Section 11.01 (Termination) is hereby amended by restating subclause (ii) thereof to read as below and adding the following sentence after the first sentence of Section 11.01:

         (ii) mutual consent of the Company and the Master Servicer in writing, provided such termination is also acceptable to the Trustee and the Rating Agencies.

            At the time of any termination of the Company pursuant to this
         Section 11.01, the Company shall be entitled to all accrued and unpaid Servicing Fees and unreimbursed Servicing Advances and Monthly Advances; provided, however, in the event of a termination for cause under Sections 10.01 hereof, such unreimbursed amounts shall not be reimbursed to the Company until such amounts are received by the Trust Fund from the related Mortgage Loans.

28. Section 11.02 (Termination Without Cause) is hereby amended by replacing all references to "Purchaser" with "Lehman Brothers Holdings."

29. Section 12.01 (Successor to Company) is hereby amended in its entirety to read as follows:

            Simultaneously with the termination of the Company's responsibilities and duties under this Agreement pursuant to Sections 9.04, 10.01, 11.01(ii) or 11.02, the Master Servicer shall, in accordance with the provisions of the Trust Agreement (i) succeed to and assume all of the Company's responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor meeting the eligibility requirements of this Agreement, and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Company under this Agreement with the termination of the Company's responsibilities, duties and liabilities under this Agreement. Any successor to the Company that is not at that time a servicer of other mortgage loans for the Trust Fund shall be subject to the approval of the Master Servicer, the Purchaser, the Trustee and each Rating Agency (as such term is defined in the Trust Agreement). Unless the successor servicer is at that time a servicer of other mortgage loans for the Trust Fund, each Rating Agency must deliver to the Trustee a letter to the effect that such transfer of servicing will not result in a qualification, withdrawal or downgrade of the then-current rating of any of the Certificates. In connection with such appointment and assumption, the Master Servicer or the Purchaser, as applicable, may make such arrangements for the compensation of such successor out of payments on the Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Company under this Agreement. In the event that the Company's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to the aforementioned sections, the Company shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor. The resignation or removal of the Company pursuant to the aforementioned sections shall not become effective until a successor shall be appointed pursuant to this Section 12.01 and shall in no event relieve the Company of the representations and warranties made pursuant to Sections 3.01 and the remedies available to the Trust Fund under
         Section 3.03 shall be applicable to the Company notwithstanding any such resignation or termination of the Company, or the termination of this Agreement.

            Within a reasonable period of time, but in no event longer than 30 days of the appointment of a successor entity, the Company shall prepare, execute and deliver to the successor entity any and all documents and other instruments, place in such successor's possession all Servicing Files, and do or cause to be done all other acts or things necessary or appropriate to effect the purposes of such notice of termination. The Company shall cooperate with the Trustee and the Master Servicer, as applicable, and such successor in effecting the termination of the Company's responsibilities and rights hereunder and the transfer of servicing responsibilities to the successor servicer, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Company to the Account or any Escrow Account or thereafter received with respect to the Mortgage Loans.

            Any successor appointed as provided herein shall execute, acknowledge and deliver to the Trustee, the Company and the Master Servicer an instrument accepting such appointment, wherein the successor shall make an assumption of the due and punctual performance and observance of each covenant and condition to be performed and observed by the Company under this Agreement, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Company, with like effect as if originally named as a party to this Agreement. Any termination or resignation of the Company or termination of this Agreement pursuant to Sections 9.04, 10.01, 11.01 or 11.02 shall not affect any claims that (i) the Master Servicer or the Trustee may have against the Company arising out of the Company's actions or failure to act, or (ii) the Company may have against the Trust Fund, prior to any such termination or resignation.

            The Company shall deliver, within three (3) Business Days of the appointment of a successor Servicer, the funds in the Custodial Account and Escrow Account and all Collateral Files, Credit Files and related documents and statements held by it hereunder to the successor Servicer and the Company shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitively vest in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Company.

            Upon a successor's acceptance of appointment as such, the Company shall notify the Trustee and Master Servicer of such appointment in accordance with the notice procedures set forth herein.

            Except as otherwise provided in this Agreement, all reasonable costs and expenses incurred in connection with any transfer of servicing hereunder (as a result of a termination of the Company for cause pursuant to Section 10.01), including, without limitation, the costs and expenses of the Master Servicer or any other Person in appointing a successor servicer, or of the Master Servicer in assuming the responsibilities of the Company hereunder, or of transferring the Servicing Files and the other necessary data to the successor servicer shall be paid by the terminated Servicer from its own funds without reimbursement. The Trust Fund shall be liable for all costs and expenses incurred in connection with any transfer of servicing hereunder, other than costs and expenses incurred in connection with a transfer of servicing for cause as stated above.

30. Section 12.02 (Amendment) is hereby amended and restated in its entirety as follows:

         Section 12.02 (Amendment)

            This Agreement may be amended from time to time by written agreement signed by the Company and the Purchaser, with the written consent of the Master Servicer, NIMS Insurer and the Trustee.

31. Section 12.04 (Duration of Agreement) is hereby amended by deleting the last sentence thereof.

32.  Section 12.10 (Assignment by Purchaser) is hereby deleted in its entirety.

33. A new Section 12.12 (Intended Third Party Beneficiaries) is hereby added to read as follows:

            Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that the Master Servicer and the Trustee receive the benefit of the provisions of this Agreement as intended third party beneficiaries of this Agreement to the extent of such provisions. The Company shall have the same obligations to the Master Servicer and the Trustee as if they were parties to this Agreement, and the Master Servicer and the Trustee shall have the same rights and remedies to enforce the provisions of this Agreement as if they were parties to this Agreement. The Company shall only take direction from the Master Servicer (if direction by the Master Servicer is required under this Agreement) unless otherwise directed by this Agreement. Notwithstanding the foregoing, all rights and obligations of the Master Servicer and the Trustee hereunder (other than the right to indemnification) shall terminate upon termination of the Trust Agreement and of the Trust Fund pursuant to the Trust Agreement.

34. A new Section 12.13 (Officer's Certificate) is hereby added to read as follows:

            By March 15th of each year beginning March 15, 2006, or at any other time upon thirty (30) days written request, an officer of the Servicer shall execute and deliver an Officer's Certificate substantially in the form of Exhibit F attached hereto, signed by the senior officer in charge of servicing of the Servicer or any officer to whom that officer reports, to the Master Servicer for the benefit of such Master Servicer and its respective officers, directors and affiliates. Notwithstanding the foregoing, in the event that as to any year a report on Form 10-K is not required to be filed with the Securities and Exchange Commission with respect to the related securitization transaction for the prior calendar year, then (i) the Depositor shall notify the Servicer of that fact, and (ii) the Servicer shall not be required to provide the Officer's Certificate described in this Section 12.13.

                                    EXHIBIT B

                               Servicing Agreement


                                See Exhibit 99.3

                                    Exhibit C

                       Assignment and Assumption Agreement



                             [Intentionally Omitted]

                                    EXHIBIT D

                       Schedule of Serviced Mortgage Loans

                             [Intentionally Omitted]

                                   EXHIBIT E-1

                        FORM OF MONTHLY REMITTANCE ADVICE

FIELD NAME                 DESCRIPTION                                                           FORMAT
----------                 -----------                                                           ------
INVNUM                     INVESTOR LOAN NUMBER                                                  Number no decimals
SERVNUM                    SERVICER LOAN NUMBER, REQUIRED                                        Number no decimals
BEGSCHEDBAL                BEGINNING SCHEDULED BALANCE FOR SCHED/SCHED                           Number two decimals
                           BEGINNING TRAIL BALANCE FOR ACTUAL/ACTUAL, REQUIRED
SCHEDPRIN                  SCHEDULED PRINCIPAL AMOUNT FOR SCHEDULED/SCHEDULED                    Number two decimals
                           ACTUAL PRINCIPAL COLLECTED FOR ACTUAL/ACTUAL,
                           REQUIRED, .00 IF NO COLLECTIONS
CURT1                      CURTAILMENT 1 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT1DATE                  CURTAILMENT 1 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT1ADJ                   CURTAILMENT 1 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
CURT2                      CURTAILMENT 2 AMOUNT, .00 IF NOT APPLICABLE                           Number two decimals
CURT2DATE                  CURTAILMENT 2 DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
CURT2ADJ                   CURTAILMENT 2 ADJUSTMENT, .00 IF NOT APPLICABLE                       Number two decimals
LIQPRIN                    PAYOFF, LIQUIDATION PRINCIPAL, .00 IF NOT APPLICABLE                  Number two decimals
OTHPRIN                    OTHER PRINCIPAL, .00 IF NOT APPLICABLE                                Number two decimals
PRINREMIT                  TOTAL PRINCIPAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE              Number two decimals
INTREMIT                   NET INTEREST REMIT, INCLUDE PAYOFF INTEREST,                          Number two decimals
                           .00 IF NOT APPLICABLE
TOTREMIT                   TOTAL REMITTANCE AMOUNT, .00 IF NOT APPLICABLE                        Number two decimals
ENDSCHEDBAL                ENDING SCHEDULED BALANCE FOR SCHEDULED/SCHEDULED                      Number two decimals
                           ENDING TRIAL BALANCE FOR ACTUAL/ACTUAL
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDACTBAL                  ENDING TRIAL BALANCE                                                  Number two decimals
                           .00 IF PAIDOFF, LIQUIDATED OR FULL CHARGEOFF
ENDDUEDATE                 ENDING ACTUAL DUE DATE, NOT LAST PAID INSTALLMENT                     DD-MMM-YY
ACTCODE                    60 IF PAIDOFF, BLANK IF NOT APPLICABLE                                Number no decimals
ACTDATE                    ACTUAL PAYOFF DATE, BLANK IF NOT APPLICABLE                           DD-MMM-YY
INTRATE                    INTEREST RATE, REQUIRED                                               Number seven decimals
                                                                                                 Example .0700000 for 7.00%
SFRATE                     SERVICE FEE RATE, REQUIRED                                            Number seven decimals
                                                                                                 Example .0025000 for .25%
PTRATE                     PASS THRU RATE, REQUIRED                                              Number seven decimals
                                                                                                 Example .0675000 for 6.75%
PIPMT                      P&I CONSTANT, REQUIRED                                                Number two decimals
                           .00 IF PAIDOFF


                                      E-1-1

                                   EXHIBIT E-2

                STANDARD LAYOUT FOR MONTHLY DEFAULTED LOAN REPORT

------------------------------------------------------------------------------------------------------------------------------------
Data Field         Format                                                       Data Description
------------------------------------------------------------------------------------------------------------------------------------
% of MI coverage   NUMBER(6,5)                                                  The percent of coverage provided by the PMI
                                                                                company in the event of loss on a defaulted
                                                                                loan.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim    DATE(MM/DD/YYYY)                                             Actual date that the claim was submitted to
filed date                                                                      the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual bankruptcy  DATE(MM/DD/YYYY)                                             Actual date that the bankruptcy petition is
start date                                                                      filed with the court.
------------------------------------------------------------------------------------------------------------------------------------
Actual MI claim    NUMBER(15,2)                                                 The amount of the claim that was filed by
amount filed                                                                    the servicer with the PMI company.
------------------------------------------------------------------------------------------------------------------------------------
Actual discharge   DATE(MM/DD/YYYY)                                             Actual date that the Discharge Order is
date                                                                            entered in the bankruptcy docket.
------------------------------------------------------------------------------------------------------------------------------------
Actual due date    DATE(MM/DD/YYYY)                                             Actual due date of the next outstanding
                                                                                payment amount due from the mortgagor.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction    DATE(MM/DD/YYYY)                                             Actual date that the eviction proceedings
complete date                                                                   are completed by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual eviction    DATE(MM/DD/YYYY)                                             Actual date that the eviction proceedings
start date                                                                      are commenced by local counsel.
------------------------------------------------------------------------------------------------------------------------------------
Actual first       DATE(MM/DD/YYYY)                                             Actual date that foreclosure counsel filed
legal date                                                                      the first legal action as defined by state
                                                                                statute.
------------------------------------------------------------------------------------------------------------------------------------
Actual redemption  DATE(MM/DD/YYYY)                                             Actual date that the foreclosure redemption
end date                                                                        period expires.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy         VARCHAR2(2)     7=Chapter 7 filed   11=Chapter 11 filed      Chapter of bankruptcy filed.
chapter                           12=Chapter 12 filed  13=Chapter 13 filed
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy flag    VARCHAR2(2)  Y=Active Bankruptcy N=No Active Bankruptcy      Servicer defined indicator that identifies
                                                                                that the property is an asset in an active
                                                                                bankruptcy case.
------------------------------------------------------------------------------------------------------------------------------------
Bankruptcy Case    VARCHAR2(15)                                                 The court assigned case number of the
Number                                                                          bankruptcy filed by a party with interest
                                                                                in the property.
------------------------------------------------------------------------------------------------------------------------------------
MI claim amount    NUMBER(15,2)                                                 The amount paid to the servicer by the PMI
paid                                                                            company as a result of submitting an MI
                                                                                claim.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-1

------------------------------------------------------------------------------------------------------------------------------------
MI claim funds     DATE(MM/DD/YYYY)                                             Actual date that funds were received from
received date                                                                   the PMI company as a result of transmitting
                                                                                an MI claim.
------------------------------------------------------------------------------------------------------------------------------------
Current loan       NUMBER(10,2)                                                 Current unpaid principal balance of the loan
amount                                                                          as of the date of reporting to Aurora Master
                                                                                Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Date FC sale       DATE(MM/DD/YYYY)                                             Date that the foreclosure sale is scheduled
scheduled                                                                       to be held.
------------------------------------------------------------------------------------------------------------------------------------
Date relief/       DATE(MM/DD/YYYY)                                             Actual date that the dismissal or relief
dismissal granted                                                               from stay order is entered by the bankruptcy
                                                                                court.
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer     DATE(MM/DD/YYYY)                                             Actual date of acceptance of an REO offer.
accepted
------------------------------------------------------------------------------------------------------------------------------------
Date REO offer     DATE(MM/DD/YYYY)                                             Actual date of receipt of an REO offer.
received
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value  NUMBER(10,2)                                                 Value obtained typically from a BPO prior to
                                                                                foreclosure referral not related to loss
                                                                                mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value  VARCHAR2(15) BPO=Broker's Price Opinion Appraisal=Appraisal  Name of vendor or management company that
source                                                                          provided the delinquency valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency value  DATE(MM/DD/YYYY)                                             Date that the delinquency valuation amount
date                                                                            was completed by vendor or property
                                                                                management company.
------------------------------------------------------------------------------------------------------------------------------------
Delinquency flag   VARCHAR2(2) Y=90+ delinq. Not in FC, Bky or Loss mit         Servicer defined indicator that identifies
                               N=Less than 90 days delinquent                   that the loan is delinquent but is not
                                                                                involved in loss mitigation, foreclosure,
                                                                                bankruptcy or REO.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure flag   VARCHAR2(2) Y=Active foreclosure  N=No active foreclosure    Servicer defined indicator that identifies
                                                                                that the loan is involved in foreclosure
                                                                                proceedings.
------------------------------------------------------------------------------------------------------------------------------------
Corporate expense  NUMBER(10,2)                                                 Total of all cumulative expenses advanced by
balance                                                                         the servicer for non-escrow expenses such as
                                                                                but not limited to: FC fees and costs,
                                                                                bankruptcy fees and costs, property
                                                                                preservation and property inspections.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure        DATE(MM/DD/YYYY)                                             Actual date that the loan was referred to
attorney referral                                                               local counsel to begin foreclosure
date                                                                            proceedings.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-2

------------------------------------------------------------------------------------------------------------------------------------
Foreclosure        NUMBER(15,2)                                                 Value obtained during the foreclosure
valuation amount                                                                process. Usually as a result of a BPO and
                                                                                typically used to calculate the bid.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure        DATE(MM/DD/YYYY)                                              Date that foreclosure valuation amount was
valuation date                                                                  completed by vendor or property management
                                                                                company.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure        VARCHAR2(80) BPO=Broker's Price Opinion  Appraisal=Appraisal Name of vendor or management company that
valuation source                                                                provided the foreclosure valuation amount.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011A         DATE(MM/DD/YYYY)                                             Actual date that the FHA 27011A claim was
transmitted date                                                                submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
FHA 27011 B        DATE(MM/DD/YYYY)                                             Actual date that the FHA 27011B claim was
transmitted date                                                                submitted to HUD.
------------------------------------------------------------------------------------------------------------------------------------
VA LGC/ FHA Case   VARCHAR2(15)                                                 Number that is assigned individually to the
number                                                                          loan by either HUD or VA at the time of
                                                                                origination. The number is located on the
                                                                                Loan Guarantee Certificate (LGC) or the
                                                                                Mortgage Insurance Certificate (MIC).
------------------------------------------------------------------------------------------------------------------------------------
FHA Part A funds   DATE(MM/DD/YYYY)                                             Actual date that funds were received from
received date                                                                   HUD as a result of transmitting the 27011A
                                                                                claim.
------------------------------------------------------------------------------------------------------------------------------------
Foreclosure        DATE(MM/DD/YYYY)                                             Actual date that the foreclosure sale was
actual sale date                                                                held.
------------------------------------------------------------------------------------------------------------------------------------
Servicer loan      VARCHAR2(15)                                                 Individual number that uniquely identifies
number                                                                          loan as defined by servicer.
------------------------------------------------------------------------------------------------------------------------------------
Loan type          VARCHAR2(2) 1=FHA Residential       2=VA Residential         Type of loan being serviced generally
                               3=Conventional w/o PMI  4=Commercial             defined by the existence of certain types of
                               5=FHA Project           6=Conventional w/PMI     insurance. (ie: FHA, VA, conventional
                               7=HUD 235/265           8=Daily Simple Interest  insured, conventional uninsured, SBA, etc.)
                                                         Loan
                               9=Farm Loan             U=Unknown
                               S=Sub prime
------------------------------------------------------------------------------------------------------------------------------------
Loss mit approval  DATE(MM/DD/YYYY)                                             The date determined that the servicer and
date                                                                            mortgagor agree to pursue a defined loss
                                                                                mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit flag      VARCHAR2(2) Y=Active loss mitigation  N=No active loss       Servicer defined indicator that identifies
                                                           mitigation           that the loan is involved in completing a
                                                                                loss mitigation alternative.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-3

------------------------------------------------------------------------------------------------------------------------------------
Loss mit removal   DATE(MM/DD/YYYY)                                             The date that the mortgagor is denied loss
date                                                                            mitigation alternatives or the date that the
                                                                                loss mitigation alternative is completed
                                                                                resulting in a current or liquidated loan.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit type      VARCHAR2(2) L=Loss Mitigation         LT=Litigation pending  The defined loss mitigation alternative
                               NP=Pending non-performing CH=Charge off          identified on the loss mit approval date.
                                   sale
                               DI=Deed in lieu           FB=Forbearance plan
                               MO=Modification           PC=Partial claim
                               SH=Short sale             VA=VA refunding
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value     NUMBER(10,2)                                                 Value obtained typically from a BPO prior to
                                                                                foreclosure sale intended to aid in the
                                                                                completion of loss mitigation activity.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value     DATE(MM/DD/YYYY)                                             Name of vendor or management company that
date                                                                            provided the loss mitigation valuation
                                                                                amount.
------------------------------------------------------------------------------------------------------------------------------------
Loss mit value     VARCHAR2(15) BPO=Broker's Price Opinion  Appraisal=Appraisal Date that the lost mitigation valuation
source                                                                          amount was completed by vendor or property
                                                                                management company.
------------------------------------------------------------------------------------------------------------------------------------
MI certificate     VARCHAR2(15)                                                 A number that is assigned individually to
number                                                                          the loan by the PMI company at the time of
                                                                                origination. Similar to the VA LGC/FHA Case
                                                                                Number in purpose.
------------------------------------------------------------------------------------------------------------------------------------
LPMI Cost          NUMBER(7,7)                                                  The current premium paid to the PMI company
                                                                                for Lender Paid Mortgage Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Occupancy status   VARCHAR2(1) O=Owner occupied      T=Tenant occupied          The most recent status of the property
                               U=Unknown             V=Vacant                   regarding who if anyone is occupying the
                                                                                property. Typically a result of a routine
                                                                                property inspection.
------------------------------------------------------------------------------------------------------------------------------------
First Vacancy      DATE(MM/DD/YYYY)                                             The date that the most recent occupancy
date/Occupancy                                                                  status was determined. Typically the date
status date                                                                     of the most recent property inspection.
------------------------------------------------------------------------------------------------------------------------------------
Original loan      NUMBER(10,2)                                                 Amount of the contractual obligations (ie:
amount                                                                          note and mortgage/deed of trust).
------------------------------------------------------------------------------------------------------------------------------------
Original value     NUMBER(10,2)                                                 Appraised value of property as of
amount                                                                          origination typically determined through the
                                                                                appraisal process.
------------------------------------------------------------------------------------------------------------------------------------
Origination date   DATE(MM/DD/YYYY)                                             Date that the contractual obligations (ie:
                                                                                note and mortgage/deed of trust) of the
                                                                                mortgagor was executed.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-4

------------------------------------------------------------------------------------------------------------------------------------
FHA Part B funds   DATE(MM/DD/YYYY)                                             Actual date that funds were received fro HUD
received date                                                                   as a result of transmitting the 27011B claim.
------------------------------------------------------------------------------------------------------------------------------------
Post petition due  DATE(MM/DD/YYYY)                                             The post petition due date of a loan
date                                                                            involved in a chapter 13 bankruptcy.
------------------------------------------------------------------------------------------------------------------------------------
Property           VARCHAR2(2)       1=Excellent             2=Good             Physical condition of the property as most
condition                            3=Average               4=Fair             recently reported to the servicer by vendor
                                     5=Poor                  6=Very poor        or property management company.
------------------------------------------------------------------------------------------------------------------------------------
Property type      VARCHAR2(2)       1=Single family         2=Town house       Type of property secured by mortgage such
                   3=Condo           4=Multifamily           5=Other            as: single family, 2-4 unit, etc.
                   6=Prefabricated   B=Commercial            C=Land only
                   7=Mobile home     U=Unknown               D=Farm
                   A=Church          P=PUD                   R=Row house
                   O=Co-op           M=Manufactured housing  24=2-4 family
                   CT=Condotel       MU=Mixed use
------------------------------------------------------------------------------------------------------------------------------------
Reason for         VARCHAR2(3) 001=Death of            02=Illness of            Cause of delinquency as identified by
default                            principal mtgr         principal mtgr        mortgagor.
                   003=Illness of mtgr's family member
                   004=Death of mtgr's family member   005=Marital difficulties
                   006=Curtailment of income           007=Excessive obligations
                   008=Abandonment of property         009=Distant employee
                                                           transfer
                   011=Property problem                012=Inability to sell
                                                           property
                   013=Inability to rent property      014=Military service
                   015=Other                           016=Unemployment
                   017=Business failure                019=Casualty loss
                   022=Energy-Environment costs        023=Servicing problems
                   026=Payment adjustment              027=Payment dispute
                   029=Transfer ownership pending      030=Fraud
                   031=Unable to contact borrower      INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
REO repaired       NUMBER(10,2)                                                 The projected value of the property that is
value                                                                           adjusted from the "as is" value assuming
                                                                                necessary repairs have been made to the
                                                                                property as determined by the
                                                                                vendor/property management company.
------------------------------------------------------------------------------------------------------------------------------------
REO list price     NUMBER(15,2)                                                 The most recent listing/pricing amount as
adjustment amount                                                               updated by the servicer for REO properties.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-5

------------------------------------------------------------------------------------------------------------------------------------
REO list price     DATE(MM/DD/YYYY)                                             The most recent date that the servicer
adjustment date                                                                 advised the agent to make an adjustment to
                                                                                the REO listing price.
------------------------------------------------------------------------------------------------------------------------------------
REO value (as is)  NUMBER(10,2)                                                 The value of the property without making any
                                                                                repairs as determined by the vendor/property
                                                                                management company.
------------------------------------------------------------------------------------------------------------------------------------
REO actual         DATE(MM/DD/YYYY)                                             The actual date that the sale of the REO
closing date                                                                    property closed escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO flag           VARCHAR2(7) Y=Active REO      N=No active REO                Servicer defined indicator that identifies
                                                                                that the property is now Real Estate Owned.
------------------------------------------------------------------------------------------------------------------------------------
REO original list  DATE(MM/DD/YYYY)                                             The initial/first date that the property was
date                                                                            listed with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO original list  NUMBER(15,2)                                                 The initial/first price that was used to
price                                                                           list the property with an agent as an REO.
------------------------------------------------------------------------------------------------------------------------------------
REO net sales      NUMBER(10,2)                                                 The actual REO sales price less closing
proceeds                                                                        costs paid. The net sales proceeds are
                                                                                identified within the HUD1 settlement
                                                                                statement.
------------------------------------------------------------------------------------------------------------------------------------
REO sales price    NUMBER(10,2)                                                 Actual sales price agreed upon by both the
                                                                                purchaser and servicer as documented on the
                                                                                HUD1 settlement statement.
------------------------------------------------------------------------------------------------------------------------------------
REO scheduled      DATE(MM/DD/YYYY)                                             The date that the sale of the REO property
close date                                                                      is scheduled to close escrow.
------------------------------------------------------------------------------------------------------------------------------------
REO value date     DATE(MM/DD/YYYY)                                             Date that the vendor or management company
                                                                                completed the valuation of the property
                                                                                resulting in the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
REO value source   VARCHAR2(15) BPO=Broker's Price Opinion Appraisal=Appraisal  Name of vendor or management company that provided the REO value (as is).
------------------------------------------------------------------------------------------------------------------------------------
Repay first due    DATE(MM/DD/YYYY)                                             The due date of the first scheduled payment
date                                                                            due under a forbearance or repayment plan
                                                                                agreed to by both the mortgagor and servicer.
------------------------------------------------------------------------------------------------------------------------------------
Repay next due     DATE(MM/DD/YYYY)                                             The due date of the next outstanding payment
date                                                                            due under a forbearance or repayment plan
                                                                                agreed to by both the mortgagor and
                                                                                servicer.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-6

------------------------------------------------------------------------------------------------------------------------------------
Repay plan         DATE(MM/DD/YYYY)                                             The servicer defined date upon which the
broken/reinstated/                                                              servicer considers that the plan is no
closed date                                                                     longer in effect as a result of plan
                                                                                completion or mortgagor's failure to remit
                                                                                payments as scheduled.
------------------------------------------------------------------------------------------------------------------------------------
Repay plan         DATE(MM/DD/YYYY)                                             The date that both the mortgagor and
created date                                                                    servicer agree to the terms of a forbearance
                                                                                or repayment plan.
------------------------------------------------------------------------------------------------------------------------------------
SBO loan number    NUMBER(9)                                                    Individual number that uniquely identifies
                                                                                loan as defined by Aurora Master Servicing.
------------------------------------------------------------------------------------------------------------------------------------
Escrow balance/    NUMBER(10,2)                                                 The positive or negative account balance
advance balance                                                                 that is dedicated to payment of hazard
                                                                                insurance, property taxes, MI, etc.  (escrow
                                                                                items only)
------------------------------------------------------------------------------------------------------------------------------------
Title approval     DATE(MM/DD/YYYY)                                             The actual date that the title approval was
letter received                                                                 received as set forth in the HUD title
date                                                                            approval letter.
------------------------------------------------------------------------------------------------------------------------------------
Title package      DATE(MM/DD/YYYY)                                             The actual date that the title package was
HUD/VA date                                                                     submitted to either HUD or VA.
------------------------------------------------------------------------------------------------------------------------------------
VA claim funds     DATE(MM/DD/YYYY)                                             The actual date that funds were received by
received date                                                                   the servicer from the VA for the expense
                                                                                claim submitted by the servicer.
------------------------------------------------------------------------------------------------------------------------------------
VA claim           DATE(MM/DD/YYYY)                                             The actual date that the expense claim was
submitted date                                                                  submitted by the servicer to the VA.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds     NUMBER(15,2)                                                 The amount of funds received by the servicer
received amount                                                                 from VA as a result of the specified bid.
------------------------------------------------------------------------------------------------------------------------------------
VA first funds     DATE(MM/DD/YYYY)                                             The date that the funds from the specified
received date                                                                   bid were received by the servicer from the
                                                                                VA.
------------------------------------------------------------------------------------------------------------------------------------
VA NOE submitted   DATE(MM/DD/YYYY)                                             Actual date that the Notice of Election to
date                                                                            Convey was submitted to the VA.
------------------------------------------------------------------------------------------------------------------------------------
Zip Code           VARCHAR2(5)                                                  US postal zip code that corresponds to
                                                                                property location.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-7

------------------------------------------------------------------------------------------------------------------------------------
FNMA Delinquency   VARCHAR2(3)        09=Forbearance    17=Preforeclosure sale  The code that is electronically reported to
status code        24=Drug seizure    26=Refinance      27=Assumption           FNMA by the servicer that reflects the
                   28=Modification    29=Charge-off     30=Third-party sale     current defaulted status of a loan. (ie: 65,
                   31=Probate         32=Military       43=Foreclosure          67, 43 or 44)
                                         indulgence
                   44=Deed-in-lieu    49=Assignment     61=Second
                                                           lien considerations
                   62=VA no-bid       63=VA Refund      64=VA Buydown
                   65=Ch. 7           66=Ch. 11         67=Ch. 13
                      bankruptcy         bankruptcy        bankruptcy
------------------------------------------------------------------------------------------------------------------------------------
FNMA delinquency   VARCHAR2(3) 001=Death of       002=Illness of                The code that is electronically reported to
reason code                        principal mtgr     principal mtgr            FNMA by the servicer that describes the
                   003=Illness of mtgr's family  004=Death of mtgr's family     circumstance that appears to be the primary
                       member                        member                     contributing factor to the delinquency.
                   005=Marital difficulties      006=Curtailment of income
                   007=Excessive obligations     008=Abandonment of property
                   009=Distant employee transfer 011=Property problem
                   012=Inability to sell         013=Inability to rent property
                       property
                   014=Military service          015=Other
                   016=Unemployment              017=Business failure
                   019=Casualty loss             022=Energy-Environment costs
                   023=Servicing problems        026=Payment adjustment
                   027=Payment dispute           029=Transfer ownership pending
                   030=Fraud                     031=Unable to contact borrower
                   INC=Incarceration
------------------------------------------------------------------------------------------------------------------------------------
Suspense balance   NUMBER(10,2)                                                 Money submitted to the servicer, credited to
                                                                                the mortgagor's account but not allocated to
                                                                                principal, interest, escrow, etc.
------------------------------------------------------------------------------------------------------------------------------------
Restricted escrow  NUMBER(10,2)                                                 Money held in escrow by the mortgage company
balance                                                                         through completion of repairs to property.
------------------------------------------------------------------------------------------------------------------------------------
Investor number    NUMBER (10,2)                                                Unique number assigned to a group of loans
                                                                                in the servicing system.
------------------------------------------------------------------------------------------------------------------------------------

                                      E-2-8

                                    EXHIBIT F


                              ANNUAL CERTIFICATION

Aurora Loan Services LLC
327 Inverness Drive South
Englewood, CO  80112
Mail Stop Code - 3195

Re: Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-16XS
     ------------------------------

Reference is made to the Reconstituted Servicing Agreement, dated as of July 1, 2005 (the "Agreement"), by and among Lehman Brothers Holdings Inc., as seller, and Countrywide Home Loans Servicing LP, as servicer (the "Servicer"). I, [identify the certifying individual], a [title] of the Servicer hereby certify to Aurora Loan Services LLC (the "Master Servicer"), and its respective officers, directors and affiliates, and with the knowledge and intent that it will rely upon this certification, that:

1. I have reviewed the information required to be delivered to the Master Servicer pursuant to the Servicing Agreement (the "Servicing Information");

2. Based on my knowledge, the information relating to the Mortgage Loans submitted by the Servicer in its monthly reporting packages delivered to the Master Servicer with respect to the Transaction, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the date of this certification;

3. Based on my knowledge, the Servicing Information required to be provided to the Master Servicer by the Servicer under this Agreement has been provided to the Master Servicer; and

4. I am responsible for reviewing the activities performed by the Servicer under this Agreement and based upon the review required hereunder, and except as disclosed in the Annual Statement of Compliance, the Annual Independent Certified Public Accountant's Servicing Report and all servicing reports, officer's certificates and other information relating to the servicing of the Mortgage Loans submitted to the Master Servicer by the Servicer, the Servicer has, as of this certification fulfilled its obligations under this Agreement.


                                       Name:    ____________________________
                                       Title:   ____________________________
                                       Date:    ____________________________


                                      F-1